EXHIBIT 99.1

TeraWulf Inc.’s Board of Directors Authorizes $200 Million Share Repurchase Program

EASTON, Md. – October 23, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), a leading owner and operator of vertically integrated, next-generation digital infrastructure powered by predominantly zero-carbon energy, today announced that its Board of Directors approved a share repurchase program authorizing the Company to repurchase up to $200 million of the Company’s outstanding shares of common stock through December 31, 2025.

The share repurchase program reflects the Company’s confidence in its business strategy and financial health. TeraWulf intends to repurchase shares using excess cash, prioritizing this initiative after disciplined capital expenditures aimed at supporting organic growth in HPC/AI and evaluating strategic opportunities, such as potential site acquisitions.

“We have taken decisive steps to strengthen our balance sheet, including fully retiring our debt earlier this year, while making substantial progress in executing our business strategy,” said Paul Prager, Chief Executive Officer of TeraWulf. “These achievements reinforce our confidence in TeraWulf’s long-term vision. With a stronger financial foundation, we are well-positioned to optimize our capital allocation. The Board’s approval of a $200 million share repurchase program over the next year highlights our commitment to creating value for stockholders and driving profitable growth, all while delivering strong returns.”

When determining the amount of capital to be allocated to share repurchases, TeraWulf will consider various factors, including historical and projected business performance, cash flow, liquidity, and prevailing global economic and market conditions. The Company will also assess the market price of its common stock.

The timing, method, price, and volume of any share repurchases will be at the Company’s discretion. Purchases may be made through open market transactions, privately negotiated transactions, or through investment banking structures, among other avenues, subject to applicable laws. The Company is not obligated to repurchase a specific number of shares and retains the right to modify, suspend, or discontinue the program at any time.

About TeraWulf

TeraWulf develops, owns, and operates environmentally sustainable, next-generation data center infrastructure in the United States, specifically designed for Bitcoin mining and high-performance computing. Led by a team of seasoned energy entrepreneurs, the Company owns and operates the Lake Mariner facility situated on the expansive site of a now retired coal plant in Western New York. Currently, TeraWulf generates revenue primarily through Bitcoin mining, leveraging predominantly zero-carbon energy sources, including nuclear and hydroelectric power. Committed to environmental, social, and governance (ESG) principles that align with its business objectives, TeraWulf aims to deliver industry-leading economics in mining and data center operations at an industrial scale.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation regarding safety, health, environmental and other matters, which could require significant expenditures; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf and/or its business; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

Investors:
Investors@terawulf.com

Media:
media@terawulf.com